Summary Of Significant Accounting Policies	12 Months Ended
Apr. 30, 2018
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies
NATURE OF OPERATIONS – Our subsidiaries provide assisted and do-it-yourself (DIY) tax return preparation solutions through multiple channels (including in-person, online and mobile applications, and desktop software) and distribute H&R Block-branded products and services, including those of our financial partners, to the general public primarily in the United States (U.S.), Canada, Australia, and their respective territories.
PRINCIPLES OF CONSOLIDATION – The consolidated financial statements include the accounts of the Company and our subsidiaries. Intercompany transactions and balances have been eliminated.
DISCONTINUED OPERATIONS – Our discontinued operations include the results of operations of Sand Canyon Corporation, previously known as Option One Mortgage Corporation (including its subsidiaries, collectively, SCC), which exited its mortgage business in fiscal year 2008. See notes 11 and 12 for additional information on litigation, claims, and other loss contingencies related to our discontinued operations.
MANAGEMENT ESTIMATES – The preparation of financial statements in conformity with accounting principles generally accepted in the U. S. (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates, assumptions and judgments are applied in the evaluation of contingent losses arising from our discontinued mortgage business, contingent losses associated with pending claims and litigation, reserves for uncertain tax positions, the impact of legislation commonly referred to as the Tax Cuts and Jobs Act (Tax Legislation) and related matters. Estimates have been prepared based on the best information available as of each balance sheet date. As such, actual results could differ materially from those estimates.
CASH AND CASH EQUIVALENTS – All non-restricted highly liquid instruments purchased with an original maturity of three months or less are considered to be cash equivalents.
Outstanding checks in excess of funds on deposit (book overdrafts) included in accounts payable totaled $27.2 million and $29.6 million as of April 30, 2018 and 2017, respectively.
CASH AND CASH EQUIVALENTS – RESTRICTED – Cash and cash equivalents – restricted consists primarily of cash held by our captive insurance subsidiary that is expected to be used to pay claims.
RECEIVABLES AND RELATED ALLOWANCES – Our trade receivables consist primarily of accounts receivable from tax clients for tax return preparation and related fees. The allowance for doubtful accounts for these receivables requires management's judgment regarding collectibility and current economic conditions to establish an amount considered by management to be adequate to cover estimated losses as of the balance sheet date. Credit losses from tax clients for tax return preparation and related fees are not specifically identified and charged off; instead they are evaluated on a pooled basis. At the end of each tax season the outstanding balances on these receivables are evaluated based on collections received and expected collections over subsequent tax seasons. We charge-off receivables to an amount we believe represents the net realizable value.
Our financing receivables consist primarily of participations in H&R Block Emerald Advance® lines of Credit (EAs), loans made to franchisees, and amounts due under our Instant Cash Back® program in Canada.
H&R Block Emerald Advance® lines of credit. EAs are typically offered to clients in our offices from late November through December, currently in an amount not to exceed $1,000. If the borrower meets certain criteria as agreed in the loan terms, the line of credit can be utilized year-round. EA balances require an annual paydown on February 15th, and any amounts unpaid are placed on non-accrual status as of March 1st. Payments on past due amounts are applied to principal. These lines of credit are offered by BofI Federal Bank, a federal savings bank (BofI). We purchase participation interests in their loans, as discussed further in note 11.
Credit losses from EAs are not specifically identified and charged off; instead we review the credit quality of these receivables on a pooled basis, segregated by the year of origination. At the end of the fiscal year, the outstanding balances on these receivables are evaluated based on collections received and expected collections over subsequent tax seasons. We charge-off receivables to an amount we believe represents the net realizable value.
Loans made to franchisees. The credit quality of these receivables is assessed at origination at an individual franchisee level. Payment history is monitored on a regular basis. Based upon our internal analysis and underwriting activities, we believe all loans to franchisees are of similar credit quality. Loans are evaluated for collectibility when they become delinquent. Amounts deemed to be uncollectible are written off to bad debt expense and bad debt related to these loans has typically been immaterial. Additionally, the franchise territory serves as additional protection in the event a franchisee defaults on the loan, as we may revoke franchise rights, write off the remaining balance of the loan and refranchise the territory or begin operating it as company-owned.
Instant Cash Back® receivables. Our Canadian operations advance refunds due to certain clients from the Canada Revenue Agency (CRA), in exchange for a fee. The total fee we charge for this service is mandated by legislation which is administered by the CRA. The client assigns to us the full amount of the tax refund to be issued by the CRA and the refund is then sent by the CRA directly to us. The amount we advance to clients under this program is the amount of their estimated refund, less our fees, any amounts expected to be withheld by the CRA for amounts the client may owe to government authorities and any amounts owed to us from prior years. The CRA's system for tracking amounts due to various government agencies also indicates if the client has already filed a return, does not exist in the CRA's records, or is bankrupt. This serves to greatly reduce the amounts of uncollectible receivables and the risk of fraudulent returns.
Credit losses from these receivables are not specifically identified and charged off; instead we review the credit quality of these receivables on a pooled basis, segregated by the year of origination. At the end of each tax season the outstanding balances on these receivables are evaluated based on collections received and expected collections over subsequent tax seasons. We charge-off receivables to an amount we believe represents the net realizable value.
PROPERTY AND EQUIPMENT – Buildings and equipment are initially recorded at cost and are depreciated over the estimated useful life of the assets using the straight-line method. Leasehold improvements are initially recorded at cost and are amortized over the lesser of the remaining term of the respective lease or the estimated useful life, using the straight-line method. Estimated useful lives are generally 15 to 40 years for buildings, two to five years for computers and other equipment, three to five years for purchased software and up to eight years for leasehold improvements.
Substantially all of the operations of our subsidiaries are conducted in leased premises. For all lease agreements, including those with escalating rent payments or rent holidays, we recognize rent expense on a straight-line basis.
GOODWILL AND INTANGIBLE ASSETS – Goodwill represents costs in excess of fair values assigned to the underlying net assets of acquired businesses. Goodwill is not amortized, but rather is tested for impairment annually, or more frequently if indications of potential impairment exist.
Intangible assets, including internally-developed software, with finite lives are amortized over their estimated useful lives and are reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. The weighted-average life of intangible assets with finite lives is 18 years. Intangible assets are typically amortized over the estimated useful life of the assets using the straight-line method.
TREASURY SHARES – We record shares of common stock repurchased by us as treasury shares, at cost, resulting in a reduction of stockholders' equity. Periodically, we may retire shares held in treasury as determined by our Board of Directors. We typically reissue treasury shares as part of our stock-based compensation programs. When shares are reissued, we determine the cost using the average cost method.
FAIR VALUE MEASUREMENT – We use the following classification of financial instruments pursuant to the fair value hierarchy methodologies for assets measured at fair value:

▪	Level 1 – inputs to the valuation are quoted prices in an active market for identical assets.

▪	Level 2 – inputs to the valuation include quoted prices for similar assets in active markets utilizing a third-party pricing service to determine fair value.

▪	Level 3 – valuation is based on significant inputs that are unobservable in the market and our own estimates of assumptions that we believe market participants would use in pricing the asset.
Assets measured on a recurring basis are initially measured at fair value and are required to be remeasured at fair value in the financial statements at each reporting date. There were no transfers between hierarchy levels during the fiscal years ended April 30, 2018 and 2017.
Fair value estimates, methods and assumptions are set forth below. The fair value was not estimated for assets and liabilities that are not considered financial instruments.

▪	Cash and cash equivalents, including restricted - Fair value approximates the carrying amount (Level 1).

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Receivables, net - short-term - For short-term balances the carrying values reported in the balance sheet approximate fair market value due to the relative short-term nature of the respective instruments (Level 1).

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Receivables, net - long-term - The carrying values for the long-term portion of loans to franchisees approximate fair market value due to variable interest rates, low historical delinquency rates and franchise territories serving as collateral (Level 1). Long-term EA and Refund Transfer (RT) receivables are carried at net realizable value which approximates fair value (Level 3). Net realizable value is determined based on historical collection rates.

▪	Long-term debt - The fair value of our Senior Notes is based on quotes from multiple banks (Level 2). See note 6 for fair value.

▪	Contingent consideration - Fair value approximates the carrying amount (Level 3). See note 11 for the carrying amount.
REVENUE RECOGNITION – On May 1, 2018, we adopted ASU 2014-09 using the full retrospective approach for all contracts as of the adoption date. As the adoption of this guidance did not have a significant impact on our consolidated financial statements, no adjustments were made to the prior year periods to be in compliance with ASU 2014-09.
Revenue is recognized upon satisfaction of performance obligations by the transfer of a product or service to the customer. Revenue is the amount of consideration we expect to receive for our services and products, and excludes sales taxes. When providing the majority of our tax preparation services, we generally have multiple performance obligations that are provided simultaneously at a point in time and revenue is recognized at that time. Our Peace of Mind® Extended Service Plan (POM) and Tax Identity Shield® (TIS) products have multiple performance obligations that are provided over time. The transaction price for POM and TIS, which is due at the time of purchase, is allocated to the various performance obligations based on relative stand alone selling prices. Revenues for POM and TIS are deferred until the respective performance obligations have been satisfied. We have determined that these contracts do not contain a significant financing component.
Service revenues consist primarily of fees for preparation and filing of tax returns, both in offices and through our online programs, fees earned on Refund Transfers (RTs), interchange income associated with our H&R Block Emerald Prepaid Mastercard® (Emerald Card) program, fees associated with our POM and fees associated with our TIS program. Service revenues are recognized when performance obligations are satisfied as follows:

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Assisted and DIY online tax preparation revenues are recorded when a completed return is electronically filed or accepted by the customer. The value of point-of-sale discounts and coupons are recorded as a reduction of revenue.

▪	Fees for electronic filing of tax returns prepared using our DIY tax return preparation solutions are recorded when the return is electronically filed.

▪	Fees related to RTs are recognized when the Internal Revenue Service (IRS) acknowledgment is received and the bank account is established at BofI.

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Revenues associated with our Emerald Card® program consist of interchange income from the use of debit cards and fees from the use of ATM networks, net of volume-based amounts retained by BofI in connection with our agreement. Interchange income is a fee paid by a merchant bank to BofI through the interchange network. Net revenue associated with our Emerald Card® is recognized based on cardholder transactions.

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Under POM we (1) represent our clients if they are audited by a taxing authority, and (2) assume the cost, subject to certain limits, of additional taxes owed by a client resulting from errors attributable to H&R Block. POM revenues are deferred and recognized over the term of the plan, based on the historical pattern of actual claims paid, as claims paid represent the transfer of POM services to the customer. The plan covers the life of the tax return, which can be up to six years; however, the majority of claims are incurred in years two and three after the sale of POM.

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Our TIS program offers clients assistance in helping protect their tax identity and access to services to help restore their tax identity, if necessary. Prevention services include a daily scan of the dark web for personal information, a pre-tax season identity theft risk assessment, notifying clients if their information is detected on a tax return filed through H&R Block, and obtaining additional IRS identity protections when eligible. TIS revenues are deferred and are recognized as the various services are provided to the client, either by us or a third party, throughout the term of the contract, which ends on April 30th of the following year.

Royalty, product and other revenues are recognized when performance obligations are satisfied as follows:

▪	Royalties, which are based on contractual percentages of franchise gross receipts, are generally recorded in the period in which the services are provided by the franchisee to the customer.

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Revenue from the sale of DIY desktop software is recognized when the product is sold to the end user. Rebates and other incentives paid in connection with these sales are recorded as a reduction of revenue.

▪	Participation revenue on EAs is recorded over the life of the underlying loan.

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Interest on loans to franchisees is calculated using the average daily balance method and is recognized based on the principal amount outstanding until the outstanding balance is paid or becomes delinquent.

ADVERTISING EXPENSE – Advertising costs for radio, television and online ads are expensed over the course of the tax season, with print and mailing advertising expensed as incurred. Marketing and advertising expenses totaled $249.1 million, $261.3 million and $297.8 million for fiscal years 2018, 2017 and 2016, respectively.
EMPLOYEE BENEFIT PLANS – We have a 401(k) defined contribution plan covering eligible full-time and seasonal employees following the completion of an eligibility period. Employer contributions to this plan are discretionary and totaled $16.4 million, $13.8 million and $14.3 million for continuing operations in fiscal years 2018, 2017 and 2016, respectively.
We have severance plans covering executives and eligible regular full-time or part-time active employees of a participating employer who incur a qualifying termination. Expenses related to severance benefits of continuing operations totaled $4.0 million, $5.6 million and $12.0 million in fiscal years 2018, 2017 and 2016, respectively.
NEW ACCOUNTING PRONOUNCEMENTS –
Restricted Cash in Statement of Cash Flows. In November 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2016-18, "Restricted Cash (a consensus of the FASB Emerging Issues Task Force)," (ASU 2016-18). This guidance requires that restricted cash be included with cash and cash equivalents when reconciling the beginning and end-of-period total amounts shown on the statement of cash flows. This guidance must be applied retrospectively to all periods presented. We adopted ASU 2016-18 effective May 1, 2017. All prior periods have been adjusted to conform to the current period presentation, which resulted in an increase in cash provided by operations of $2.1 million and $12.2 million for fiscal years 2017 and 2016, respectively.
Stock-based compensation. In March 2016, the FASB issued Accounting Standards Update No. 2016-09, "Improvements to Employee Share-Based Payment Accounting," (ASU 2016-09). This guidance requires that, among other things: (1) all excess tax benefits and tax deficiencies would be recognized as income tax expense or benefit in the income statement; and (2) excess tax benefits would not be separated from other income tax cash flows and, thus, would be classified along with other cash flows as an operating activity. The transition requirements for this guidance cover several aspects of share-based payment accounting, but the changes applicable to us were applied prospectively. We adopted ASU 2016-09 effective May 1, 2017. We recorded a discrete tax benefit of $5.2 million related to stock-based compensation during fiscal year 2018.
Leases. In February 2016, the FASB issued Accounting Standards Update No. 2016-02, "Leases" (ASU 2016-02), which will require the recognition of lease assets and lease liabilities by lessees for leases previously classified as operating leases. ASU 2016-02 also requires additional qualitative and quantitative disclosures related to the nature, timing and uncertainty of cash flows arising from leases. This guidance will be effective for us on May 1, 2019, with early adoption permitted, and requires the use of a modified retrospective approach for leases that exist or are entered into after the beginning of the earliest comparative period in the financial statements. We are currently evaluating the impact of ASU 2016-02 on our consolidated financial statements. However we expect the impact of this guidance on our consolidated financial statements could be significant, as our future minimum operating lease commitments totaled $820.9 million as of April 30, 2018.
Revenue recognition. In May 2014, the FASB issued Accounting Standards Update No. 2014-09 which is a comprehensive new revenue recognition model that requires an entity to recognize the amount of revenue which reflects the consideration it expects to receive in exchange for the transfer of the promised goods or services to customers. This ASU also requires additional disclosure about the nature, amount, timing, and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract, and clarifies guidance for multiple-element arrangements. This guidance replaced most existing revenue recognition guidance in GAAP when it became effective. The new standard was effective for us on May 1, 2018, and we adopted using the full retrospective transition method. The adoption of this guidance did not have a significant impact on our consolidated financial statements. See note 16 to the consolidated financial statements for additional information.
Income Taxes. In October 2016, the FASB issued Accounting Standards Update No. 2016-16, "Income Taxes (Topic 740): Intra-Entity Asset Transfers of Assets Other than Inventory," (ASU 2016-16). The new guidance eliminates the exception for intra-entity transfers other than inventory and requires the recognition of current and deferred income taxes resulting from such a transfer when the transfer occurs. This guidance is effective for us on May 1, 2018 on a modified retrospective basis. We will recognize a cumulative-effect adjustment to increase retained earnings by approximately $100 million, which will also result in increases in deferred tax assets and reserves for uncertain tax positions.